NASDAQ: EYPT Investor Presentation August 2019 Exhibit 99.1

Forward Looking SAFE HARBOR STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION ACT OF 1995: Various statements made in this release are forward-looking, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. This presentation is intended for communication for investors only. Nothing in this presentation should be construed as promoting the use of YUTIQ®, DEXYCU® or other product candidates. All statements that address activities, events or developments that we intend, expect, plan or believe may occur in the future, including but not limited to statements about our commercialization of YUTIQ and DEXYCU, the potential for our products to alter the treatment landscape for ocular diseases; our expectations regarding the timing of our planned sNDA filing for our YUTIQ line extension shorter-acting treatment for non-infectious uveitis affecting the posterior segment of the eye; and the expected use of proceeds from our debt refinancing and equity offering and our expectation that the Company’s existing cash and cash equivalents at June 30, 2019 and cash inflows from anticipated YUTIQ and DEXYCU product sales will be sufficient to fund our operating plan into 2020, are forward-looking statements. Some of the factors that could cause actual results to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements are risks and uncertainties inherent in our business including, without limitation: our ability to achieve profitable operations and access to needed capital; fluctuations in our operating results; our ability to successfully produce sufficient commercial quantities of YUTIQ and DEXYCU and to successfully commercialize YUTIQ and DEXYCU in the U.S.; our ability to sustain and enhance an effective commercial infrastructure and enter into and maintain commercial agreements for YUTIQ and DEXYCU; the regulatory approval and successful release of our YUTIQ line extension shorter-duration treatment for non-infectious uveitis affecting the posterior segment of the eye; potential off-label sales of ILUVIEN for non-infectious uveitis affecting the posterior segment of the eye; consequences of fluocinolone acetonide side effects for YUTIQ; consequences of dexamethasone side effects for DEXYCU; successful commercialization of, and receipt of revenues from, ILUVIEN for diabetic macular edema, or DME; Alimera’s ability to obtain additional marketing approvals and the effect of pricing and reimbursement decisions on sales of ILUVIEN for DME; Alimera’s ability to commercialize ILUVIEN for non-infectious uveitis affecting the posterior segment of the eye in the territories in which Alimera is licensed to do so; declines in Retisert royalties; our ability to market and sell products; the success of current and future license agreements; termination or breach of current license agreements; our dependence on contract research organizations, contract sales organizations, vendors and investigators; effects of competition and other developments affecting sales of products; market acceptance of products; effects of guidelines, recommendations and studies; protection of intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability; industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; volatility of stock price; possible dilution; absence of dividends; and other factors described in our filings with the Securities and Exchange Commission. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized.

Acquired Icon Bioscience to transform business and accelerate growth Launched YUTIQ® (Feb 4, 2019) and DEXYCU® (Mar 12, 2019) (Permanent and unique J code for DEXYCU now in place; permanent and unique J code for YUTIQ effective October 1, 2019) Established a strong leadership team with seasoned executives to lead our commercial strategy and manage our sales infrastructure Executing on strategy to commercialize our own products, expand our ophthalmology portfolio and utilize our existing technology platforms Obtained $80M+ from equity and debt partners in 2018 Chronic non-infectious uveitis affecting the posterior segment of the eye Postoperative inflammation following ocular surgery EyePoint Highlights: Transformational Opportunity in Ophthalmology ®

Management with Proven Commercial Track Record & Highly Experienced Board of Directors Dr. Göran Ando Chairman of the Board Dr. David J. Mazzo Director Nancy Lurker President and CEO Dr. John Landis Director Doug Godshall Director Dr. Jay Duker Director Dr. David Guyer Director Ron Eastman Director Board of Directors Nancy Lurker President and CEO Kristine Peterson Director Scott Jones Chief Commercial Officer Said Saim, Ph.D. Chief Technology Officer Wendy DiCicco Director Dario Paggiarino, M.D. Chief Medical Officer

Durasert™: Approved Technology for Ocular Delivery EyePoint is one of few companies that has developed FDA-approved extended-release inserts EyePoint will continue to evaluate potential partnerships that utilize Durasert technology OZURDEX (2009, Allergan) BRVO, CRVO, NIU, DME RETISERT (2005, B&L) Uveitis VITRASERT (1996, B&L) CMV retinitis ILUVIEN (2012, Alimera) DME YUTIQ (2018, EyePoint) Uveitis Selected Major IVT Insert Approvals 4 of 5 Assets Durasert Attributes Proven in FDA-approved products Long duration (can be tailored to last months to years) Broadly applicable to small molecules Strong patent estate (2027 expiry) Source: www.accessdata.fda.gov.

EyePoint Pharmaceuticals' Product Pipeline

Product / Program	Preclin.	Phase 1	Phase 2	Phase 3	Approval	Market	Rights
DEXYCU® post-operative inflammation	J-Code Received					Launched Mar 12, 2019	WW
YUTIQ® three-year treatment for chronic non-infectious uveitis affecting the posterior segment	J-Code Received (effective October 1, 2019)					Launched Feb 4, 2019	U.S.(1)
YUTIQ® shorter duration treatment for chronic non-infectious uveitis affecting the posterior segment					sNDA filing 2019		WW
Durasert™ TKI wet AMD							WW
ILUVIEN®, RETISERT® Royalties							Partners(1)(2)
Collaborations							Partners(3)

(1) Alimera Sciences, Inc. owns worldwide rights to ILUVIEN® for DME and rights for YUTIQ ® for non-infectious posterior uveitis in the EMEA.
(2) RETISERT® (fluocinolone acetonide intravitreal implant), for posterior uveitis, is licensed to and sold by Bausch & Lomb, Inc.
(3) EyePoint is currently engaged in a collaboration relating to a back of the eye disease. EyePoint will continue to evaluate other potential technology platform agreements.

DEXYCU® & YUTIQ® Commercialization Roadmap Medical Education Plan Rolled Out Multiple KOL Advisory Boards & significant presence at key congresses Robust publication plan and key papers published with continued data flow MSL team complete Contract Sales Organization in Place (43 reps in total) Dedicated sales team has been interviewed and chosen by EyePoint Management 33 Key Account Managers (KAMs) focused exclusively on DEXYCU® 10 KAMs focused exclusively on YUTIQ® KAMs and back office support managed by CSO National Sales Director and DMs employed by EyePoint Payor and Reimbursement Team in Place Dedicated team in place Reimbursement support services will be provided J-Code (J1095) received for DEXYCU® J-Code (J7314) received for YUTIQ® (effective October 1, 2019) Third party logistics (3PL) in place EyePoint Assist launched

Postoperative inflammation following ocular surgery

DEXYCU® Market 8% annual growth rate in the U.S. Most performed surgery in the U.S. Cataract surgeries per year 4.8 Million* Baby boomers; longer life expectancy Improvements to intraocular lenses (IOLs) Experienced surgeons * Based upon company estimates for 2018. Source: imaged from the American Optometric Association. A cataract is a clouding of the lens in the eye that affects vision Cataract surgery is an intervention whereby the clouded lens is removed and replaced with an artificial intraocular lens (IOL) Patients can experience post-operative ocular inflammation following a cataract procedure STEP 2: Intraocular lens is inserted STEP 3: Intraocular lens is positioned STEP 1: Diseased lens is removed

Current Post-Cataract Regimen Requires Polypharmacy and Places Significant Burden on Patients and Physician Offices



STEROID
Control inflammation
ANTIBIOTIC
Prevent infection
NSAID
Reduce Pain/Edema
Wk 1
3-4/day
3/day*
1/day**
Wk 2
3-4/day
Wk 3
2/day
Wk 4
1/day
70 Drops
21 Drops
14 Drops

Up to 100 Drops Over Four Weeks

PHYSICIAN PERSPECTIVE

POOR PATIENT COMPLIANCE WITH DROP REGIMEN COULD LEAD TO POOR OUTCOMES

SIGNIFICANT NUMBER OF PATIENT CALL BACKS ARE TIME CONSUMING AND DISRUPTIVE TO OFFICE

PATIENTS/CAREGIVERS ARE FRUSTRATED AND CONFUSED WITH REGIMEN IMPACTING SATISFACTION

* Source: Vigamox/Besivance product labeling (not specifically indicated for this use, but are commonly prescribed for use).
** Source: Prolensa/Bromday product labeling (not specifically indicated for this use, but are commonly prescribed for use).

EYEPOINT PHARMACEUTICALS

DEXYCU® (dexamethasone intraocular suspension) 9% is indicated for the treatment of postoperative inflammation

First and only FDA-approved single-dose, sustained-release, intracameral steroid for the treatment of postoperative inflammation following ocular surgery

- Single dose (5µL) administered in the posterior chamber (behind the iris) at the end of surgery
- Encapsulated in bioerodible Verisome® technology for extended release of dexamethasone

Verisome® Technology



● **Dexamethasone**

Detectable up to 22 days after single injection[1]

DEXYCU® Kit


DEXYCU
1
2
3
4
5
6

DEXYCU® Placement



Suspension placed behind the iris

(1) Wong V. et al. Pharmacokinetic Study of 10090 in the Anterior Chamber of Rabbits (2013).
Note: Refer to the full DEXYCU® product label at www.eyepointpharma.com.

EYEPOINT PHARMACEUTICALS

DEXYCU® Rapidly Reduces Inflammation as Early as Day 1 with Statistical Significance at Day 3 through Day 30 * *P≤0.05 vs placebo Day 8 Primary endpoint Placebo (n=80) DEXYCU® (n=156) * * * Note: Refer to the full DEXYCU® product label at www.eyepointpharma.com. 3x clearance vs. placebo at day 8 40 percentage point difference vs. placebo (97.5% CI)

Difference in IOP Elevation Between DEXYCU® and Placebo Not Clinically Significant Data on file. Phase III Study 13-04. Post hoc analysis. % of patients % of patients % of patients % of patients

Phase 3 Study 13-04 Safety Results Safety, n (%) Placebo N=80 517 mcg N=156 Any TEAE in study eye 51 (63.8) 72 (46.2) Any ocular SAE in study eye 0 0 Any non-ocular SAE 4 (5.0) 4 (2.6) Study Eye AEs Occurring in ³5% of At Least One Active Treatment Group Intraocular pressure increased 7 (8.8) 21 (13.5) Corneal edema 8 (10.0) 12 (7.7) Eye pain 7 (8.8) 4 (2.6) Anterior chamber inflammation 10 (12.5) 8 (5.1) Dry eye 0 6 (3.8) Note: Refer to the full DEXYCU® product label at www.eyepointpharma.com.

DEXYCU® Commercial Launch Approach Launched on March 12, 2019 Suppresses inflammation Offsets eyedrop burden / limits potential patient confusion Patients typically required to pay out of pocket for eyedrops Ease of use / non-disruptive to existing surgical practice Potential improvement in compliance 33 KAMs solely focused on DEXYCU® 1,000 ASCs Ambulatory surgical centers that perform >500 surgeries/year J-Code Reimbursement in place Specific and permanent J-code issued for Medicare and Commercial payor use Pass-through Medicare reimbursement for ~3 years post commercialization Exploring pathway to extended pass-through reimbursement within Medicare Part B We believe that DEXYCU® has the potential to benefit multiple stakeholders due to its unique formulation

DEXYCU® Market Research Market Survey Involving Over 100 Cataract Surgeons Shows High Intent To Use Indicated Intent to Use Likelihood to Recommend Appropriate Patient Population 86% indicated intent to use 72% of patients would be appropriate candidates* 87% would recommend to a colleague upon commercial availability 86% 72% 87% Source: Primary market survey conducted by Icon Bioscience in March 2016. *Refer to the full DEXYCU® product label at www.eyepointpharma.com.

DEXYCU® Launch Progress Update Data as of August 7, 2019 Phased Launch Program 33 KAMs dedicated to the promotion of DEXYCU have focused on a phased launch program to ensure proper physician training for the preparation, application and administration of DEXYCU Over 400 surgeons in more than 275 ASCs have completed the training/certification program and are now able to purchase DEXYCU 4,200+ patients have been injected with DEXYCU (via sampling program) 3,000+ medical professionals and office staff have been called on to discuss DEXYCU Reimbursement During the initial months following our launch of DEXYCU, we have observed the positive adjudication of the vast majority of commercial, Medicare Advantage and Medicare fee for service claims Observations are based on claims shared with us by accounts and/or through our HUB, and that Medicare has consistently covered all in-label uses of DEXYCU

Chronic Non-Infectious Uveitis Affecting the Posterior Segment of the Eye ®

YUTIQ® Market Sight-threatening inflammatory disease ~30,000 new cases of blindness per year in the U.S. Uveitis is inflammation of the uveal tract (iris, ciliary body, choroid) or adjacent structures (lens, retina, vitreous, optic nerve) Uveitis can be acute or chronic and the flares of inflammation and swelling can lead to severe vision loss and blindness Chronic non-infectious posterior segment uveitis impacts the posterior segment of the eye, often involving the retina, and is a leading cause of blindness in developed countries Patients in the U.S. with chronic non-infectious posterior segment uveitis ~55K-120K

YUTIQ® (fluocinolone acetonide intravitreal implant) 0.18 mg for chronic non-infectious uveitis affecting the posterior segment of the eye YUTIQ provides consistent micro dosing of corticosteroid up to three years without drug peaks and valleys and has been shown to significantly decrease the recurrence of flares primary goal of therapy in uveitis Chronic non-infectious posterior segment uveitis is treated both aggressively and frequently by physicians in order to minimize the disease flares Periocular and intravitreal steroid injections, and systemic delivery of corticosteroids are routinely used to treat chronic non-infectious posterior segment uveitis The current standard of care treatment provides sustained release of steroids over a period of 3 to 4 months ®

Primary Efficacy Endpoint: Recurrence Rate at 6 and 12 Months Study 1 (Recurrence Rate at 6 and 12 Months) Study 2 (Recurrence Rate at 6 and 12 Months) 4.4x 3.1x p < 0.01 p < 0.01 p < 0.01 p < 0.01 YUTIQ Patients more likely to be recurrence free * Sham includes standard of care. Note: Refer to the full YUTIQ® product label at www.eyepointpharma.com 2.5x 1.8x YUTIQ Patients more likely to be recurrence free

Reduced Probability of Uveitis Recurrence Through 36 Months After a Single YUTIQ® FA Insert (STUDY PSV-FAI-001) ITT Population Note: Sham patients include patients that received rescue therapy. YUTIQ median time to first recurrence: 1051 days 3 years

YUTIQ® Safety: Selected Ocular Adverse Events Safety, n (%) YUTIQTM n=226 Placebo n=94 Visual Acuity Reduced 33 (15%) 11 (12%) Macular Edema1 25 (11) 33 (35) Uveitis 22 (10) 33 (35) Conjunctival Hemorrhage 17 (8) 5 (5) Eye Pain2 17 (8) 12 (13) Hypotony of the Eye3 16 (7) 1 (1) Anterior Chamber Inflamm. 12 (5) 6 (6) Dry Eye 10 (4) 3 (3) Includes macular edema and cystoid macular edema Includes eye pain and procedural pain Includes hypotony, intraocular pressure decreased and procedural hypotension Note: Refer to the full YUTIQ® product label at www.eyepointpharma.com

YUTIQ® Commercial Launch Approach Launched on February 4, 2019 Longest duration product indicated for chronic non-infectious uveitis Non-disruptive / corticosteroids remain current standard of care Goal of treatment is to prevent flares that can lead to blindness 10 KAMs solely focused on YUTIQ® J-Code Effective October 1, 2019 Specific and permanent J-code issued for Medicare and Commercial payor use, effective October 1, 2019 We believe that YUTIQ® fits naturally into the current treatment paradigm for chronic NIPU and provides physicians with a differentiated alternative to existing therapies Consistent micro-dosing of corticosteroid over time without drug peaks and valleys

YUTIQ® 6mo vs. 3yr Implant in Vitro Release Rate Comparison Long term in vitro release rate matched with the 3-year insert Note 1: Study conducted in rabbit eyes. Note 2: Release rate compared to rate meeting specifications for stability of clinical lot used in Iluvien clinical trials at pre-determined time points (in orange). Potential approval of 6-month duration YUTIQ® could expand the YUTIQ® franchise and enable physicians more flexibility sNDA filing planned in 2019

YUTIQ® Launch Progress Update Data as of August 7, 2019 Launch Program 10 KAMs are dedicated to calling predominantly uveitis specialists across the U.S. 95% of the top decile uveitis specialists have been visited by KAMs YUTIQ has been included in more than 20 Academic Formularies and is pending inclusion for an additional 8 Reimbursement During the initial months following our launch of YUTIQ, we have observed the positive adjudication of the vast majority of commercial, Medicare Advantage and Medicare fee for service claims Observations are based on claims shared with us by accounts and/or through our HUB, and that Medicare has consistently covered all in-label uses of YUTIQ

Company Milestones & Strategy DEXYCU® launched on March 12, 2019 YUTIQ® launched February 4, 2019 YUTIQ® 6-month formulation sNDA submission in 2019 Continued development and progression of Durasert™ TKI Potential partnerships surrounding Durasert™ and Verisome® technologies Evaluating in-licensing and M&A opportunities Exploring pathway to extended reimbursement outside of cataract bundle within Medicare Part B

Financial Highlights . Note: Please refer to the Company’s filings on EDGAR for further detail. Cash $44.2 million as of June 30, 2019 Debt Up to $60.0 million facility with CRG Servicing LLC $35.0 million drawn in February 2019 $15.0 million drawn in April 2019 to fund milestone payment to former Icon Bioscience security holders following first commercial sale of DEXYCU Shares Outstanding 106 million common shares as of August 5, 2019

Acquired Icon Bioscience to transform business and accelerate growth Launched YUTIQ® (Feb 4, 2019) and DEXYCU® (Mar 12, 2019) (Permanent and unique J code for DEXYCU now in place; permanent and unique J code for YUTIQ effective October 1, 2019) Established a strong leadership team with seasoned executives to lead our commercial strategy and manage our sales infrastructure Executing on strategy to commercialize our own products, expand our ophthalmology portfolio and utilize our existing technology platforms Obtained $80M+ from equity and debt partners in 2018 Chronic non-infectious uveitis affecting the posterior segment of the eye Postoperative inflammation following ocular surgery EyePoint Highlights: Transformational Opportunity in Ophthalmology ®